================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 20, 2005

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                      001-13711             13-3429953
  (State or other jurisdiction of        (Commission            (IRS Employer
  incorporation or organization)         File Number)        Identification No.)

4211 W. Boy Scout Boulevard, Tampa, Florida                          33607
  (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

================================================================================

ITEM 8.01   OTHER EVENTS

On April 20, 2005, Walter Industries, Inc., issued a press release, attached hereto and incorporated herein by reference, announcing that Larry Comegys, President, Jim Walter Homes, Inc., is leaving effective April 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WALTER INDUSTRIES, INC.


                                     By:     /s/ Victor Patrick
                                             -----------------------------------
                                     Title:  Victor P. Patrick
                                             Sr. Vice President, General Counsel
                                             and Secretary

Date:  April 20, 2005

EXHIBIT INDEX

(99.1)  Press release dated:    April 20, 2005, Walter Industries Announces
                                Larry Comegys Leaving Jim Walter Homes